UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 1, 2000


                           CCB Financial Corporation
        (Exact name of registrant as specified in its charter)



        North Carolina         0-12358            56-1347849
 (State or other jurisdiction (Commission File   (IRS Employer
      of incorporation)          Number)        Identification No.)




      111 Corcoran Street, Post Office Box 931, Durham, NC  27702
               (Address of principal executive offices)



Registrant's telephone number, including area code (919) 683-7777



                               N/A
         (Former name or former address, if changed since last
                                report)

Item 5.   Other Events.

     On February 1, 2000, the Corporation's Board of Directors approved the repurchase of up to 2,000,000 shares of the Corporation's common stock and additional repurchases needed to retire any shares issued for the exercise of options, awards of restricted stock or for other corporate purposes. The authorization, part of the Corporation's continuing program for share repurchases, expires on December 31, 2000. During previously adopted stock repurchase plans, the Corporation repurchased and retired 1,509,634 shares in 1999 and 1,391,300 shares in 1998.


Item 7.   Financial Statements and Exhibits.


          (c) Exhibits

     Exhibit 99.    Press Release dated February 1, 2000

                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CCB FINANCIAL CORPORATION



Date: February 2, 2000        By: /s/   SHELDON M. FOX
                                   Sheldon M. Fox
                                   Executive Vice President and
                                   Chief Financial Officer


Date: February 2, 2000        By: /s/   W. HAROLD PARKER, JR.
                                   W. Harold Parker, Jr.
                                   Senior Vice President and
                                   Chief Accounting Officer